UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, Community Bank System, Inc.’s (the “Company”) Board of Directors (the “Board”) approved, effective immediately, an amendment to Section 2.18 of the Company’s Bylaws to change the timing of mandatory retirement of directors so that it is effective at the first annual meeting of Shareholders following the end of the calendar year in which the director attains 70. Previously, a director subject to mandatory retirement would retire from the Board on December 31st in the year in which he or she attains age 70. This change was approved by the Board in order to align the timing of a director’s retirement with the end of his or her one-year term and provide for continuity of service on the Board and its committees.

The foregoing description of the amendment is qualified in its entirety by reference to the text of the amendment filed with this Current Report on Form 8-K, a marked copy of Section 2.18 showing the change to the prior Section 2.18 is attached hereto as Exhibit 3.1 and the entire Amended and Restated Bylaws, as revised, are attached hereto as Exhibit 3.2, and are incorporated by reference.

Item 8.01	Other Events

On December 14, 2022, the Board approved its annual stock repurchase program authorizing the repurchase, at the discretion of senior management and subject to approval by the Company’s regulators, of up to 2,697,000 shares of the Company’s common stock during the twelve-month period starting January 1, 2023.

Such repurchases may be made at the discretion of senior management depending on market conditions and other relevant factors and will be acquired through open market or privately negotiated transactions as permitted under Rule 10b-18 of the Securities Exchange Act of 1934 and other applicable regulatory and legal requirements. The new repurchase authorization replaces the existing program which expires on December 31, 2022, under which, the Company purchased year-to-date 250,000 shares of the Company’s common stock.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

3.1 Marked to show revisions to Section 2.18 of Amended and Restated Bylaws of Community Bank System, Inc., dated as of December 14, 2022

3.2 Amended and Restated Bylaws of Community Bank System, Inc., dated as of December 14, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ Michael N. Abdo
Name:	Michael N. Abdo
Title:	Executive Vice President and General Counsel

Dated: December 19, 2022

EXHIBIT INDEX

Exhibit No.	Description

3.1	Marked to show revisions to Section 2.18 of Amended and Restated Bylaws of Community Bank System, Inc., dated as of December 14, 2022

3.2	Amended and Restated Bylaws of Community Bank System, Inc., dated as of December 14, 2022

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